                                                                    EXHIBIT 10.4

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT dated as of January 1, 2002 by and among American Home Products Corporation, a Delaware corporation ("AHP"), AHP Subsidiary Holding Corporation ("Holdings" and together with AHP, the "Pledgees") and
                                                            --------
Immunex Corporation, a Washington corporation ("Pledgor").
                                                -------

          Pledgor has, on this date, executed and delivered to Pledgees or their assigns a promissory note dated the date hereof in the principal amount of Two Hundred Seventy Nine Million Four Hundred Seventeen Thousand and Nine Hundred Eighty-two Dollars ($279,417,982) (the "Note").
                                        ----

          The Pledgor is the sole beneficial owner of one thousand (1,000) common shares, no par value per share, of the outstanding capital stock of Greenwich Holdings Inc., a Delaware corporation (the "Company").
                                                      -------

          To induce the Pledgees to extend the credit to the Pledgor represented by the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to mortgage, assign, pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

          Section 1. Definitions.  Terms defined in the Note and not otherwise
                     -----------
defined herein are used herein as defined therein.  In addition, as used herein:

          "Collateral" shall have the meaning ascribed thereto in Section 3
           ----------                                             -------
     hereof.

          "Issuer" shall mean the Company.
           ------

          "Lien" shall mean, with respect to any asset, any mortgage, lien,
           ----
     pledge, charge, security interest or encumbrance of any kind in respect of such asset.

          "Pledged Shares" shall have the meaning ascribed thereto in Section
           --------------                                             -------
     3(a) hereof.

          "Purchase Agreement" shall mean the Purchase Agreement, dated as of
           ------------------
     November 6. 2001, as amended, by and among the Pledgees and Pledgor.

          "Secured Obligations" shall mean (a) all obligations from time to time
           -------------------
     owing by the Pledgor to the Pledgees under the Note and any increases, renewals or extensions thereof and (b) all amounts from time to time owing to the Pledgees by the Pledgor hereunder.

          "Subsidiary" of any Person shall mean (a) any corporation of which at
           ----------
     least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person and/or one or more of the Subsidiaries of such Person, or (b) any partnership of which at least a majority of the partnership or other ownership interests having by the terms thereof ordinary voting power to direct or cause the direction of management or policies of such partnership is at the time directly or indirectly owned by such Person and/or with respect to which such Person has the power, directly or indirectly, to direct or cause the direction of certain or all of the management and policies thereof.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
     effect from time to time in the State of New York.

          Section 2. Representations and Warranties.  The Pledgor represents and
                     ------------------------------
 warrants to the Pledgees that, based solely upon the representations and warranties set forth in Section 4.2 of the Purchase Agreement:

          2.1. Pledged Shares.
               --------------

          (a) The Pledgor is the sole beneficial owner of the Pledged Shares. No Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the Lien in favor of the Pledgees created hereby. The Lien created hereby on the Collateral constitutes a first priority perfected pledge and security interest;

          (b) The Pledged Shares evidenced by the certificates identified on Annex 1 hereto are, and all other Pledged Shares will be, duly authorized,
     -----
     validly existing, fully paid and non-assessable and none of such Pledged Shares is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Issuer thereof, upon the transfer of such Pledged Shares (except for any such restriction contained herein); and

          (c) The Pledged Shares evidenced by the certificates identified on Annex 1 hereto constitute all of the issued and outstanding shares of
     -----
     capital stock of any class of the Issuer thereof identified on said Annex 1
                                                                         -----
     beneficially owned by the Pledgor on the date hereof (whether or not registered in the name of the Pledgor), and said Annex 1 correctly
                                                      -----
     identifies, as of the date hereof, the Issuer of such Pledged Shares, the class and par value of such Pledged Shares and the number of shares evidenced by such certificates; and the Pledgor is the registered owner of all such shares.

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          Section 3. The Pledge. As collateral security for the prompt payment
                     ----------
in full when due (whether at stated maturity, by acceleration or otherwise), of the Secured Obligations, the Pledgor hereby mortgages, assigns, pledges and grants to the Pledgees a security interest in, to and under all of the Pledgor's right, title and interest in the following property, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):
                                                         ----------

          (a)  the shares of capital stock of the Issuer identified on Annex 1
                                                                       -----
     hereto evidenced by the certificates now or hereafter owned by the Pledgor, together with, in each case, the certificates representing the same (collectively, the "Pledged Shares");
                         --------------

          (b) all shares, securities, money or property representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

          (c) without affecting the obligations of the Pledgor or the Company under any provision prohibiting such action hereunder or under the Note, in the event of any consolidation, merger or amalgamation in which any Issuer of the Pledged Shares is not the surviving corporation, all shares of each class in the capital of the successor corporation, formed by or resulting from such consolidation, merger or amalgamation; and

          (d) all proceeds of and to any of the property of the Pledgor described in clauses (a) through (c) above in this Section 3 and, to the
                                                        -------
     extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

          Section 4. Further Assurance; Remedies. In furtherance of the grant of
                     ---------------------------
the pledge and security interest pursuant to Section 3 hereof, the Pledgor
                                             -------
hereby agrees with the Pledgees as follows:

          4.1. Delivery and Other Perfection.  The Pledgor shall:
               -----------------------------

          (a)  Subject to the rights of the Pledgor under Section 4.3 hereof, if
                                                          -------
     any of the above-described shares, securities, money or property required to be pledged by the Pledgor under clauses (a), (b) and (c) of Section 3
                                                                    -------
     hereof are received by the Pledgor, forthwith either (i) transfer and deliver to the Pledgees such shares, securities, money or property so received by the Pledgor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated powers duly executed in blank) all of which thereafter shall be held by the Pledgees, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Pledgees shall deem reasonably necessary or appropriate to duly record the Lien created hereunder in such shares, securities, money or property referred to in said clauses (a), (b) and (c);

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          (b)  give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be reasonably necessary or desirable (in the judgment of the Pledgees), to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Pledgees to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, upon the occurrence and continuation of a Default, causing any or all of the Collateral to be transferred of record into the name of the Pledgees or their nominees (and the Pledgees agree that if any Collateral is transferred into its name or the name of its nominee, the Pledgees will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Collateral); and

          (c) permit representatives of the Pledgees to have access in the same manner as is provided for in Section 7.2 of the Purchase Agreement.

          4.2. Preservation of Rights. The Pledgees shall not be required to
               ----------------------
take steps necessary to preserve any rights against prior parties to any of the Collateral.

          4.3. Rights of Ownership.
               -------------------

          (a) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement or the Note, provided that the Pledgor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement or the Note; and the Pledgees shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividends and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.3(a);
                               -------

          (b) Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain for its own use any dividends and interest on the Collateral paid in cash; and

          (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, all dividends and other distributions on the Collateral shall be paid directly to the Pledgees and retained by them as part of the Collateral, subject to the terms of this Agreement, and, if the Pledgees shall so request in writing, the Pledgor agrees to execute and deliver to the Pledgees appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend, interest or distribution theretofore paid to the Pledgees shall, upon request of the Pledgor, be returned by the Pledgees to the Pledgor.

          4.4. Events of Default, Etc. During the period during which an Event
               ----------------------
of Default shall have occurred and be continuing:

          (a) the Pledgees shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said

     Code is in effect in the jurisdiction where the rights and remedies are asserted), and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Pledgees were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

          (b) the Pledgees in their discretion may, in their name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, and may discharge, cancel or grant any acquittance with respect to any of the Collateral (whether or not any amounts thereof shall have been paid or the Pledgees or the Pledgor shall have received any, or adequate, consideration therefor), but shall be under no obligation to do so;

          (c) the Pledgees may, if an Event of Default is not cured within five
     (5) days after notice to the Pledgor, upon 10 Business Days' prior written notice to the Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Pledgees or any of their agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Pledgees deem best, and for cash or on credit, or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Pledgees or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. The Pledgees may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned; and

          (d) The proceeds of each collection, sale or other disposition under this Section 4.4 shall be applied in accordance with Section 4.7 hereof.
          -------                                         -------

          The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable securities laws, the Pledgees may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgees than those obtainable through a public sale with such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Pledgees shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

          4.5. Deficiency. If the proceeds of sale, collection or other
               ----------
realization of or upon the Collateral pursuant to Section 4.4 hereof are
                                                  -------
insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Pledgor shall remain liable for any deficiency.

          4.6. Private Sale. The Pledgees shall incur no liability as a result
               ------------
of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.4 hereof conducted in a commercially reasonable manner. The Pledgor
   -------
hereby waives any claims against the Pledgees arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Pledgees accept the first offer received and does not offer the Collateral to more than one offeree.

          4.7. Application of Proceeds. Except as otherwise herein expressly
               -----------------------
provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Pledgees under this Section 4, shall be applied by the Pledgees:
                           -------

          First, to the payment of the costs and expenses of such collection,
          -----
     sale or other realization, including reasonable out-of-pocket costs and expenses of the Pledgees and the reasonable fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Pledgees in connection therewith;

          Next, to the payment in full of the Secured Obligations; and
          ----

          Finally, to the payment to the Pledgor, or its successors or assigns,
          -------
     or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4, "proceeds" of Collateral shall mean cash, securities
                -------     --------
and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any Issuer.

          4.8. Attorney-in-Fact. Without limiting any rights or powers granted
               ----------------
by this Agreement to the Pledgees while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Pledgees are hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Section 4 and taking any
                                                       -------
action and executing any instruments which the Pledgees may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Pledgees shall be entitled under this Section 4 to make collections in respect of the Collateral, the Pledgees
     -------
shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          4.9.  Perfection. Prior to or concurrently with the execution and
                ----------
delivery of this Agreement, the Pledgor shall deliver to the Pledgees all certificates representing the Pledged Shares on the date hereof, accompanied by undated powers duly executed in blank.

          4.10. Termination. When all Secured Obligations shall have been paid
                -----------
in full this Agreement shall terminate, and the Pledgees shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor.

          4.11. Expenses. The Pledgor agrees to pay to the Pledgees all
                --------
reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind), of, or incident to, the enforcement of any of the provisions of this Section 4, or performance by the Pledgees of any obligations
                   -------
of the Pledgor in respect of the Collateral which the Pledgor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Pledgees in respect thereof, by litigation or otherwise and all such expenses shall be Secured Obligations owing to the Pledgees secured under Section 3 hereof.
      -------

          4.12. Further Assurances. The Pledgor agrees that, from time to time
                ------------------
upon the written request of the Pledgees, the Pledgor will execute and deliver such further documents and do such other acts and things as the Pledgees may reasonably request in order fully to effect the purposes of this Agreement.

          Section 5. Miscellaneous.
                     -------------

          5.1.  No Waiver. No failure on the part of the Pledgees or any other
                ---------
Secured Party or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgees or any of its nominees or agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.2.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          5.3.  Notices. All notices, requests, consents and demands hereunder
                -------
shall be in writing and transmitted by telecopier, personally delivered or sent by Federal Express to the intended recipient at its address or telecopy number specified beneath its signature hereto or at such other telecopy number or address as shall be designated by either party in a notice to the other party, and shall be deemed to have been given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice or a notice sent by Federal Express, seven Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

          5.4. Waivers, etc. The terms of this Agreement may be waived, altered
               ------------
or amended only by an instrument in writing duly executed by the Pledgor and the Pledgees. Any such amendment or waiver shall be binding upon the Pledgees, each holder of any of the Secured Obligations and the Pledgor.

          5.5. Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the respective successors and assigns of the Pledgor, the Pledgees and each holder of any of the Secured Obligations, provided, however, that the Pledgor shall not assign or transfer its rights hereunder without the prior written consent of the Pledgees.

          5.6. Pledgees. The Pledgees may employ agents and attorneys-in-fact in
               --------
connection herewith and shall not be responsible for the negligence or misconduct of any such agent or attorneys-in-fact selected by it in good faith, provided, however, that this section 5.6 shall not apply to action taken by agents or attorneys-in-fact that creates any Lien on the Collateral or results in a sale of the Collateral.

          5.7. Severability. If any provision hereof is invalid and
               ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.

                                IMMUNEX CORPORATION


                                By:         /s/ David A. Mann
                                    ----------------------------------------
                                            David A. Mann
                                            Executive Vice President and
                                            Chief Financial Officer

                                Address for Notices:

                                Immunex Corporation
                                51 University Avenue
                                Seattle Washington 98101

                                Telecopy No.: (206) 292-9271
                                Telephone No.: (206) 587-0430
                                Attention: General Counsel

                                 AMERICAN HOME PRODUCTS CORPORATION


                                 By:        /s/ Thomas M. Nee
                                    ----------------------------------------
                                            Thomas M. Nee
                                            Vice President

                                 AHP SUBSIDIARY HOLDING CORPORATION


                                 By:        /s/ TIMOTHY T. SLATER
                                    ----------------------------------------
                                            Timothy T. Slater
                                            Vice President

                                 Address for Notices:

                                 American Home Products Corporation
                                 Five Giralda Farms
                                 Madison, New Jersey 07940

                                 Telecopy No.: (973) 660-7156
                                 Telephone No.: (973) 660-5000
                                 Attention: General Counsel

                                     Annex 1
                                     -------

                                 Pledged Shares
                                 --------------

                   Certificate          Registered                Number of
 Issuer               Number               Owner                    Shares
 ------               ------               -----                    ------
 Greenwich              3           Immunex Corporation         1,000 shares of
 Holdings Inc.                                                  Common Stock, no
                                                                   par value